Rule 497(e)
                                                        Registration No. 33-6418
                                                               File No. 811-4946

                           THOMPSON PLUMB FUNDS, INC.

                                   GROWTH FUND
                                   SELECT FUND
                                 BLUE CHIP FUND
                                  BALANCED FUND
                                    BOND FUND

                             ----------------------

                        SUPPLEMENT DATED JANUARY 30, 2004
                                       TO
                         PROSPECTUS DATED APRIL 1, 2003


Reorganization of Balanced Fund
-------------------------------

         On January 30, 2004, the Thompson Plumb Balanced Fund (the "Balanced Fund") completed its reorganization into the Dreyfus Premier Balanced Opportunity Fund (the "Balanced Opportunity Fund"). The transaction was completed pursuant to an Agreement and Plan of Reorganization that was approved by the Board of Directors of Thompson Plumb Funds, Inc. and the shareholders of the Balanced Fund. As a result of the transaction, the Balanced Fund is no longer a mutual fund series of Thompson Plumb Funds, Inc. and will not be offered and sold through the Thompson Plumb Funds Prospectus dated April 1, 2003, as supplemented (the "Prospectus").

         In the reorganization, all of the assets, subject to liabilities, of the Balanced Fund were transferred to Dreyfus Premier Balanced Opportunity Fund, a recently created mutual fund series of Dreyfus Premier Manager Funds II managed by The Dreyfus Corporation. Immediately following the transfer of its assets, the Balanced Fund was liquidated and each of its shareholders automatically became a shareholder of the Dreyfus Premier Balanced Opportunity Fund, receiving Class J shares of the Dreyfus Premier Balanced Opportunity Fund with a value equal to the value of his or her shares in the Balanced Fund immediately prior to the transaction. The Dreyfus Premier Balanced Opportunity Fund has the same investment objective and substantially similar investment strategies as the Balanced Fund. Thompson, Plumb & Associates, Inc. serves as sub-adviser to the Dreyfus Premier Balanced Opportunity Fund and in such capacity is responsible for the investment of the assets of that fund. Class J shares of the Dreyfus Premier Balanced Opportunity Fund are only available for investment by those who were shareholders of the Balanced Fund at the time of the reorganization.

         For more information about the Dreyfus Premier Balanced Opportunity Fund, please call 1-800-554-4611 (or 1-800-999-0887 for Class J shares) to obtain a copy of its prospectus.

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Investment Advisors
-------------------

         On January 16, 2004, the shareholders of each Fund approved a new Investment Advisory Agreement for their Fund. Such approval was needed as a result of the reorganization of Thompson, Plumb & Associates, Inc. into separate firms. The fee rates payable by the Funds under the new agreements are the same as those under the previous agreement.

         As a result, Thompson Investment Management, LLC (TIM) now serves as investment adviser to the Growth and Bond Funds. The Growth Fund pays TIM a management fee at the annual rate of 1.00% of the first $50 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $50 million. The Bond Fund pays TIM a management fee at the annual rate of 0.65% of the first $50 million of average daily net assets of the Fund and 0.60% of average daily net assets in excess of $50 million. TIM, located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, is controlled by John W. Thompson by virtue of being its President and owning indirectly a majority of its voting interests.

         Thompson, Plumb & Associates, Inc. (TPA) continues to serve as investment adviser to the Select and Blue Chip Funds. Each of the Select and Blue Chip Funds pays TPA a management fee at the annual rate of 1.00% of the first $50 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $50 million. TPA, located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, is controlled by Thomas G. Plumb by virtue of being its President and majority shareholder.

         For purposes of the Prospectus, the term "Advisor" means TIM or TPA, as the case may be.














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